UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 6, 2017

Nuverra Environmental Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14624 N. Scottsdale Road, Suite #300, Scottsdale, Arizona		85254
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (602) 903-7802

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Restructuring Support Agreement

On April 9, 2017, Nuverra Environmental Solutions, Inc. (the “Company”) and its subsidiaries (the Company and the subsidiaries, collectively, “Nuverra”) entered into a Restructuring Support Agreement (the “RSA”) with holders of over 80% (the “Supporting Noteholders”) of the Company’s outstanding 12.5%/10.0% Senior Secured Second Lien Notes due 2021 (the “2021 Notes”). Under the RSA, the Supporting Noteholders have agreed, subject to certain terms and conditions, to support a financial restructuring of Nuverra (the “Restructuring”) pursuant to a prepackaged plan of reorganization (the “Plan”) to be filed in a case commenced under chapter 11 of the United States Bankruptcy Code. Nuverra expects to commence a solicitation of votes for the Plan no later than April 20, 2017 and expects to commence the chapter 11 cases on or before April 24, 2017.

The Plan will be based on the restructuring term sheet attached to and incorporated into the RSA (the “Term Sheet”), which includes:

•	debtor in possession financing (the “DIP Facilities”), consisting of a super-priority, secured, debtor-in-possession revolving credit facility (the “DIP Revolving Facility”) provided by the lenders under the Company’s asset-based revolving credit facility (the “ABL Facility”) and a super-priority, secured, debtor-in-possession term loan facility (the “DIP Term Loan”) provided by one or more of the lenders under the Company’s term loan (the “Term Loan”);

•	a rights offering (the “Rights Offering”) in connection with the consummation of the Restructuring, pursuant to which the Company will distribute freely transferrable rights (the “Rights”) to permit the holders thereof to acquire, in the aggregate, $150 million of newly issued common stock of the reorganized company at an enterprise valuation of $400 million (the “Plan Value”);

•	exit financing, to the extent necessary after the Rights Offering, to fund required disbursements under the Plan, through a new first lien, senior secured exit facility in the form of an asset backed revolver, term loan or combination thereof;

•	cash payment in full of all administrative expense claims, priority tax claims, priority claims, DIP Revolving Facility claims, and ABL Facility claims;

•	satisfaction in full of all DIP Term Loan claims and Term Loan claims (collectively, the “Term Loan Claims”) as follows: (i) conversion of the first $75 million of Term Loan Claims into newly issued common stock of the reorganized company at Plan Value, subject to dilution by a new management incentive plan, the Rights Offering, and the conversion of the remainder of the Term Loan Claims, and (ii) the remaining Term Loan Claims, if any, to be paid in cash from the proceeds of the Rights Offering in excess of $50 million after repayment of the ABL Facility claims and other expenses, with any remaining balance thereafter to be converted to newly issued common stock of the reorganized company at Plan Value (subject to dilution);

•	receipt by the holders of the 2021 Notes, in full satisfaction of their claims, of (a) their pro rata share of 99.75% of the reorganized company’s newly issued common stock, subject to dilution by a new management incentive plan, the Rights Offering, and the conversion of the Term Loan Claims, and (b) 50% of the Rights (which will be exercisable for up to two years following the completion of the Restructuring);

•	receipt by the holders of the Company’s 9.875% Senior Notes due 2018 (the “2018 Notes”) in full satisfaction of their claims of (a) their pro rata share of 0.25% of the reorganized company’s newly issued common stock, subject to dilution by a new management incentive plan, the Rights Offering, and the conversion of the Term Loan Claims, and (b) a portion of 50% of the Rights to be determined by Nuverra (which will be exercisable prior to the completion of the Restructuring);

•	existing equity interests shall receive no distribution; provided, however that, subject to agreement among the Supporting Noteholders and Nuverra, existing equity holders may receive a portion of the Rights;

•	payment of all undisputed, non-contingent customer, vendor or other trade obligations; and

•	continuation as a public reporting company under the Securities Exchange Act of 1934 and best efforts to have the new common stock listed on the New York Stock Exchange.

In accordance with the RSA, the Supporting Noteholders agreed, among other things, to: (i) provide interim financing to Nuverra in the aggregate amount of $9,130,000 until the filing of the chapter 11 cases; (ii) support and take all necessary actions in furtherance of the Restructuring; (iii) vote all of its claims against Nuverra in favor of the Plan; (iv) not direct or take any action inconsistent with the Plan or the Supporting Noteholders obligations; (v) not take any action that would, or is intended to in any material respect, interfere with, delay, or postpone the consummation of the Restructuring; and (vi) not transfer claims held by each Supporting Noteholder except with respect to limited and customary exceptions, generally requiring any transferee to become party to the RSA.

In accordance with the RSA, Nuverra agreed, among other things, to: (i) use its best efforts to launch the solicitation of votes to approve the Plan, file the Plan, and seek confirmation of the Plan; (ii) use its best efforts to obtain orders from the bankruptcy court regarding the Restructuring; (iii) act in good faith and use its best efforts to support and complete the transactions contemplated in the Term Sheet; (iv) use its best efforts to obtain all required regulatory approvals and third-party approvals of the Restructuring; (v) not take any actions inconsistent with the RSA, Term Sheet, DIP Facilities, and the Plan; (vi) operate its business in the ordinary course consistent with past practice and preserve its businesses and assets; and (vii) support and take all actions that are necessary and appropriate to facilitate the confirmation of the Plan and the consummation of the Restructuring.

The RSA may be terminated upon the occurrence of certain events, including the failure to meet specified milestones related to the solicitation of votes to approve the Plan, commencement of the chapter 11 cases, confirmation of the Plan, consummation of the Plan, and the entry of orders relating to the DIP Facilities.

The information in this Form 8-K is not intended to be, and should not in any way be construed as, a solicitation of votes on the Plan, nor should the information contained herein or in the RSA be relied on for any purpose with respect to the Plan. The foregoing description of the RSA, including the Term Sheet, is only a summary and does not purport to be a complete description of the terms and conditions under the RSA and the Term Sheet, and such description is qualified in its entirety by reference to the full text of the RSA (to which the Term Sheet is attached), a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Term Loan Credit Agreement Amendments

Sixth Amendment to Term Loan

On April 6, 2017 (the “Sixth Amendment Effective Date”), the Company entered into a Sixth Amendment (Increase Amendment) to Term Loan Credit Agreement (the “Sixth Term Loan Agreement Amendment”) by and among the lenders named therein (the “Term Loan Lenders”), Wilmington Savings Fund Society, FSB (“Wilmington”), as administrative agent, Wells Fargo, as collateral agent, the Company, and the guarantors named therein, which further amends the Term Loan Credit Agreement, dated April 15, 2016, by and among Wilmington, the Term Loan Lenders, and the Company (the “Term Loan Agreement”) by increasing the Term Loan Lenders’ commitment, and the principal amount borrowed by the Company, under the Term Loan Agreement from $59,200,000 to $60,300,000 (the “Sixth Amendment Additional Term Commitment”).

Pursuant to the Sixth Term Loan Agreement Amendment, the Company is required to use a portion of the net cash proceeds of the Sixth Amendment Additional Term Commitment of $1 million to pay the fees, costs and expenses incurred in connection with the Sixth Term Loan Agreement Amendment. The remaining net cash proceeds, subject to satisfaction of certain release conditions, will be available for general operating, working capital and other general corporate purposes. The Company intends to use the additional liquidity provided by the Sixth Amendment Additional Term Commitment to fund its business operations until the filing of the Plan.

As a condition to the effectiveness of the Sixth Term Loan Agreement Amendment, the Company was required to enter into a letter agreement with the agent under the ABL Facility providing, among other things, that the agent under the ABL Facility would not exercise any remedies with respect to the Sixth Amendment Additional Term Commitment deposited in the Company’s Master Account, subject to the terms of such letter agreement.

The Sixth Term Loan Agreement Amendment requires the Company, among other things, to (i) on or before April 7, 2017, enter into the RSA and other documentation requested by the Lenders in connection with the Restructuring; and (ii) within 5 days of the Sixth Amendment Effective Date, cause mortgage title policies to be issued for all real property collateral under the Company’s Term Loan Agreement and to pay all premiums for such title policies.

Pursuant to the Sixth Term Loan Agreement Amendment, the Term Loan Lenders consented to the sale of the property situated in the Southeast Quarter of the Northwest Quarter of Section 3, Township 1 North, Range 5 East, Sixth Judicial District of Amite County, Mississippi.

Seventh Amendment to Term Loan

On April 10, 2017 (the “Seventh Amendment Effective Date”), the Company entered into a Seventh Amendment (Increase Amendment) to Term Loan Credit Agreement (the “Seventh Term Loan Agreement Amendment”) by and among the Term Loan Lenders, Wilmington, as administrative agent, Wells Fargo, as collateral agent, the Company, and the guarantors named therein, which further amends the Term Loan Agreement by increasing the Term Loan Lenders’ commitment, and the principal amount borrowed by the Company, under the Term Loan Agreement from $60,300,000 to $65,800,000 (the “Seventh Amendment Additional Term Commitment”). The Seventh Amendment Additional Term Commitment is in partial satisfaction of the requirement to fund Supplemental Term Loans (as defined the Fifth Amendment to Term Loan Credit Agreement).

Pursuant to the Seventh Term Loan Agreement Amendment, the Company is required to use a portion of the net cash proceeds of the Seventh Amendment Additional Term Commitment of $5 million to pay the fees, costs and expenses incurred in connection with the Seventh Term Loan Agreement Amendment. The remaining net cash proceeds, subject to satisfaction of certain release conditions, will be available for general operating, working capital and other general corporate purposes. The Company intends to use the additional liquidity provided by the Seventh Amendment Additional Term Commitment to fund its business operations until the filing of the Plan.

As a condition to the effectiveness of the Seventh Term Loan Agreement Amendment, the Company was required to enter into a letter agreement with the agent under the ABL Facility providing, among other things, that the agent under the ABL Facility would not exercise any remedies with respect to the Seventh Amendment Additional Term Commitment deposited in the Company’s Master Account, subject to the terms of such letter agreement.

The Seventh Term Loan Agreement Amendment requires the Company, among other things, to (i) comply with the terms and conditions of the RSA; and (ii) within 5 days of the Seventh Amendment Effective Date, cause mortgage title policies to be issued for all real property collateral under the Company’s Term Loan Agreement and to pay all premiums for such title policies.

The foregoing descriptions of the Sixth Term Loan Agreement Amendment and Seventh Term Loan Agreement Amendment are only summaries and do not purport to be a complete description of the terms and conditions under the Sixth Term Loan Agreement Amendment and Seventh Term Loan Agreement Amendment, and such descriptions are qualified in their entirety by reference to the full text of the Sixth Term Loan Agreement Amendment and Seventh Term Loan Agreement Amendment, copies of which are filed as Exhibits 10.2, and 10.3, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 1.01.

Letter Agreements Regarding Additional Term Loans

Sixth Amendment Letter Agreement

On April 6, 2017, in connection with the Sixth Term Loan Agreement Amendment, the Company and Wells Fargo entered into a letter agreement regarding the Sixth Amendment Additional Term Commitment (the “Sixth Amendment Letter Agreement”). Pursuant to the Sixth Amendment Letter Agreement, Wells Fargo agreed to not exercise any remedies with respect to the cash proceeds received from the Sixth Amendment Additional Term Commitment that are deposited in the Company’s Master Account, subject to the terms of such Sixth Amendment Letter Agreement. In addition, the Sixth Amendment Letter Agreement provides that in the event Wells Fargo or the lenders under the ABL Facility foreclose or otherwise obtain direct control over the Sixth Amendment Additional Term Commitment, such Sixth Amendment Additional Term Commitment shall be deemed to be held in trust by Wells Fargo or the lenders under the ABL Facility for the benefit of the Term Loan Lenders.

Seventh Amendment Letter Agreement

On April 10, 2017, in connection with the Seventh Term Loan Agreement Amendment, the Company and Wells Fargo entered into a letter agreement regarding the Seventh Amendment Additional Term Commitment (the “Seventh Amendment Letter Agreement”). Pursuant to the Seventh Amendment Letter Agreement, Wells Fargo agreed to not exercise any remedies with respect to the cash proceeds received from the Seventh Amendment Additional Term Commitment that are deposited in the Company’s Master Account, subject to the terms of such Seventh Amendment Letter Agreement. In addition, the Seventh Amendment Letter Agreement provides that in the event Wells Fargo or the lenders under the ABL Facility foreclose or otherwise obtain direct control over the Seventh Amendment Additional Term Commitment, such Seventh Amendment Additional Term Commitment shall be deemed to be held in trust by Wells Fargo or the lenders under the ABL Facility for the benefit of the Term Loan Lenders.

The foregoing descriptions of the Sixth Amendment Letter Agreement and Seventh Amendment Letter Agreement are only summaries and do not purport to be a complete description of the terms and conditions under the Sixth Amendment Letter Agreement and Seventh Amendment Letter Agreement, and such descriptions are qualified in their entirety by reference to the full text of the Sixth Amendment Letter Agreement and Seventh Amendment Letter Agreement, copies of which are filed as Exhibits 10.4 and 10.5, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 1.01.

Intercreditor Agreement Amendments

Fourth Intercreditor Agreement Amendments

On April 6, 2017, in connection with the Sixth Term Loan Agreement Amendment, the Company acknowledged and agreed to the terms and conditions under Amendment No. 4 to Intercreditor Agreement (the “Fourth Pari Passu Intercreditor Agreement Amendment”), dated April 6, 2017 by and among Wells Fargo, as pari passu collateral agent, Wells Fargo, as revolving credit agreement agent under the ABL Facility, and Wilmington, as administrative agent under the Term Loan Agreement, which further amends the Intercreditor Agreement, dated as of April 15, 2016, between Wells Fargo, as pari passu collateral agent, Wells Fargo, as administrative agent under the ABL Facility, and Wilmington, as administrative agent under the Term Loan Agreement (the “Pari Passu Intercreditor Agreement”). On April 6, 2017, in connection with the Sixth Term Loan Agreement Amendment, the Company acknowledged and agreed to the terms and conditions under Amendment No. 4 to Intercreditor Agreement (the “Second Lien Intercreditor Agreement Fourth Amendment”), dated April 6, 2017, by and among Wells Fargo, as revolving credit agreement agent under the ABL Facility, Wilmington, as administrative agent under the Term Loan Agreement, and Wilmington, as second lien agent under the Second Lien Intercreditor Agreement, which further amends the Intercreditor Agreement, dated as of April 15, 2016, between Wells Fargo, as administrative agent under the ABL Facility, Wilmington, as administrative agent under the Term Loan Agreement, and Wilmington, as collateral agent under the indenture governing the 2021 Notes (the “Second Lien Intercreditor Agreement”). The Fourth Pari Passu Intercreditor Agreement Amendment and the Second Lien Intercreditor Agreement Fourth Amendment permit the Sixth Amendment Additional Term Commitment by amending the Term Loan Cap to increase it from $65,120,000 to $66,330,000. The Term Loan Cap is higher than the commitment under the Term Loan, as it includes, in addition to the Lenders’ commitment under the Term Loan Agreement, origination fees paid in kind and a 10% cushion.

Fifth Intercreditor Agreement Amendments

On April 10, 2017, in connection with the Seventh Term Loan Agreement Amendment, the Company acknowledged and agreed to the terms and conditions under Amendment No. 5 to Intercreditor Agreement (the “Fifth Pari Passu Intercreditor Agreement Amendment”), dated April 7, 2017 by and among Wells Fargo, as pari passu collateral agent, Wells Fargo, as revolving credit agreement agent under the ABL Facility, and Wilmington, as administrative agent under the Term Loan Agreement, which further amends the Pari Passu Intercreditor Agreement. On April 10, 2017, in connection with the Seventh Term Loan Agreement Amendment, the Company acknowledged and agreed to the terms and conditions under Amendment No. 5 to Intercreditor Agreement (the “Second Lien Intercreditor Agreement Fifth Amendment”), dated April 7, 2017, by and among Wells Fargo, as revolving credit agreement agent under the ABL Facility, Wilmington, as administrative agent under the Term Loan Agreement, and Wilmington, as second lien agent under the Second Lien Intercreditor Agreement, which further amends the Second Lien Intercreditor Agreement. The Fifth Pari Passu Intercreditor Agreement Amendment and the Second Lien Intercreditor Agreement Fifth Amendment permit the Seventh Amendment Additional Term Commitment by amending the Term Loan Cap to increase it from to $66,330,000 to $72,380,000. The Term Loan Cap is higher than the commitment under the Term Loan, as it includes, in addition to the Lenders’ commitment under the Term Loan Agreement, origination fees paid in kind and a 10% cushion.

The foregoing descriptions of the Fourth Pari Passu Intercreditor Agreement Amendment, Second Lien Intercreditor Agreement Fourth Amendment, Fifth Pari Passu Intercreditor Agreement Amendment, and Second Lien Intercreditor Agreement Fifth Amendment are only a summaries and do not purport to be a complete description of the terms and conditions under the Fourth Pari Passu Intercreditor Agreement Amendment, Second Lien Intercreditor Agreement Fourth Amendment, Fifth Pari Passu Intercreditor Agreement Amendment, and Second Lien Intercreditor Agreement Fifth Amendment, and such descriptions are qualified in their entirety by reference to the full text of the Fourth Pari Passu Intercreditor Agreement Amendment, Second Lien Intercreditor Agreement Fourth Amendment, Fifth Pari Passu Intercreditor Agreement Amendment, and Second Lien Intercreditor Agreement Fifth Amendment, copies of which are filed as Exhibits 4.1, 4.2, 4.3, and 4.4, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 7.01.	Regulation FD.

On April 12, 2017, the Company issued a press release announcing the signing of the RSA, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained in the press release is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)

Exhibit Number	Description

4.1	Amendment No. 4 to Intercreditor Agreement, dated April 6, 2017, by and among Wells Fargo, as pari passu collateral agent, Wells Fargo, as revolving credit agreement agent under the ABL Facility, and Wilmington, as administrative agent under the Term Loan Agreement

4.2	Amendment No. 4 to Intercreditor Agreement, dated April 6, 2017, by and among Wells Fargo, as revolving credit agreement agent under the ABL Facility, Wilmington, as administrative agent under the Term Loan Agreement, and Wilmington, as second lien agent under the Second Lien Intercreditor Agreement

4.3	Amendment No. 5 to Intercreditor Agreement, dated April 10, 2017, by and among Wells Fargo, as pari passu collateral agent, Wells Fargo, as revolving credit agreement agent under the ABL Facility, and Wilmington, as administrative agent under the Term Loan Agreement

4.4	Amendment No. 5 to Intercreditor Agreement, dated April 10, 2017, by and among Wells Fargo, as revolving credit agreement agent under the ABL Facility, Wilmington, as administrative agent under the Term Loan Agreement, and Wilmington, as second lien agent under the Second Lien Intercreditor Agreement

10.1	Restructuring Support Agreement, dated as of April 9, 2017, by and among the Company and its subsidiaries, and the Supporting Noteholders

10.2	Sixth Amendment (Increase Amendment) to Term Loan Credit Agreement, dated April 6, 2017, by and among the Term Loan Lenders, Wilmington, Wells Fargo, the Company and the guarantors named therein

10.3	Seventh Amendment (Increase Amendment) to Term Loan Credit Agreement, dated April 10, 2017, by and among the Term Loan Lenders, Wilmington, Wells Fargo, the Company and the guarantors named therein

10.4	Letter Agreement, dated April 6, 2017, between the Company and Wells Fargo

10.5	Letter Agreement, dated April 10, 2017, between the Company and Wells Fargo

99.1	Press Release, dated April 12, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Date: April 12, 2017	By:	/s/ Joseph M. Crabb
		Name:	Joseph M. Crabb
		Title:	Executive Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Amendment No. 4 to Intercreditor Agreement, dated April 6, 2017, by and among Wells Fargo, as pari passu collateral agent, Wells Fargo, as revolving credit agreement agent under the ABL Facility, and Wilmington, as administrative agent under the Term Loan Agreement

4.2	Amendment No. 4 to Intercreditor Agreement, dated April 6, 2017, by and among Wells Fargo, as revolving credit agreement agent under the ABL Facility, Wilmington, as administrative agent under the Term Loan Agreement, and Wilmington, as second lien agent under the Second Lien Intercreditor Agreement

4.3	Amendment No. 5 to Intercreditor Agreement, dated April 10, 2017, by and among Wells Fargo, as pari passu collateral agent, Wells Fargo, as revolving credit agreement agent under the ABL Facility, and Wilmington, as administrative agent under the Term Loan Agreement

4.4	Amendment No. 5 to Intercreditor Agreement, dated April 10, 2017, by and among Wells Fargo, as revolving credit agreement agent under the ABL Facility, Wilmington, as administrative agent under the Term Loan Agreement, and Wilmington, as second lien agent under the Second Lien Intercreditor Agreement

10.1	Restructuring Support Agreement, dated as of April 9, 2017, by and among the Company and its subsidiaries, and the Supporting Noteholders

10.2	Sixth Amendment (Increase Amendment) to Term Loan Credit Agreement, dated April 6, 2017, by and among the Term Loan Lenders, Wilmington, Wells Fargo, the Company and the guarantors named therein

10.3	Seventh Amendment (Increase Amendment) to Term Loan Credit Agreement, dated April 10, 2017, by and among the Term Loan Lenders, Wilmington, Wells Fargo, the Company and the guarantors named therein

10.4	Letter Agreement, dated April 6, 2017, between the Company and Wells Fargo

10.5	Letter Agreement, dated April 10, 2017, between the Company and Wells Fargo

99.1	Press Release, dated April 12, 2017